Exhibit 99.1
Insurance Specialist Group, Inc.
FINANCIAL STATEMENTS
December 31, 2005 and 2004
TABLE OF CONTENTS

Independent Auditor’s Report	2

Financial Statements

Balance Sheet	3

Statement of Operations and Retained Earnings	4

Statement of Cash Flows	5

Notes to Financial Statements	6-9

Michael G. Chandross CPA, P.A.
2300 West Sample Rd., Suite 202
Pompano Beach, FL 33073
Tel: (954) 979-9900; Fax: (954) 979-9037
E-mail: mgccpa@fdn.com
To the Shareholder and Board of Directors
Insurance Specialist Group, Inc.
Boca Raton, FL
INDEPENDENT AUDITOR’S REPORT
I have audited the accompanying balance sheets of Insurance Specialist Group, Inc. as of December 31, 2005 and 2004, and the related statements of operations and retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of Insurance Specialist Group, Inc.’s management. My responsibility is to express an opinion on these financial statements based on my audits.
I conducted my audits in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.
In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Insurance Specialist Group, Inc. as of December 31, 2005, and 2004 and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.
Michael G. Chandross, CPA, P.A.
Pompano Beach, Florida
March 10, 2006
Except Note 9 which is March 30, 2006

Insurance Specialist Group, Inc.
Balance Sheet
December 31, 2005 and 2004

	2005	2004
Assets

Current Assets
Cash and Equivalents	$30,779	$9,855
Commissions Receivable	140,918	81,010
Other Current Assets	6,222	5,607

Total Current Assets	177,919	96,472

Fixed Assets, net of accumulated depreciation	19,186	45,275

Security Deposit	4,208	—

Total Assets	$201,313	$141,747

Liabilities and Shareholder’s Equity

Current Liabilities
Accrued Commissions	$73,374	$31,342
Accrued Profit Sharing	38,725	36,000
Accrued Expenses and Other Liabilities	44,023	37,931
Notes Payable — current portion	—	8,469

Total Current Liabilities	156,122	113,742

Long-term Debt
Note Payable — net of current portion	—	18,490

Total Liabilities	156,122	132,232

Shareholder’s Equity
Common Stock, $1 par value; 7,500 shares authorized 1,000 shares issued and outstanding	1,000	1,000
Retained Earnings	44,191	8,515

Total Shareholder’s Equity	45,191	9,515

Total Liabilities and Shareholder’s Equity	$201,313	$141,747

See Independent Auditor’s Report and Notes to Financial Statements.

Insurance Specialist Group, Inc.
Statement of Operations and Retained Earnings
For the Years Ended December 31, 2005 and 2004

	2005	2004
Revenue	$2,873,207	$1,577,847

Operating Expenses
General and Administrative Expenses	1,816,833	941,768
Depreciation	5,819	13,877

Total	1,822,652	955,645

Profit from Operations	1,050,555	622,202

Interest Expense	—	2,924

Net Income	1,050,555	619,278

Retained Earnings
Beginning of Year	8,515	28,570

Less: S Corporation Distributions	(1,014,879)	(639,333)

End of Year	$44,191	$8,515

See Independent Auditor’s Report and Notes to Financial Statements.

Insurance Specialist Group, Inc.
Statement of Cash Flows
For the Years Ended December 31, 2005 and 2004

	2005	2004
Cash Flows from Operating Activities
Net Income	$1,050,555	$619,278
Adjustment to reconcile net income to net cash provided by operating activities
Depreciation	5,819	13,877
(Increase) decrease in:
Commissions Receivable	(59,908)	(40,480)
Other Current Assets	(615)	(374)
Security Deposit	(4,208)	—

Increase (decrease) in :
Accrued Commissions	42,032	21,926
Accrued Profit Sharing	2,725	11,250
Accrued Expenses and Other Liabilities	6,092	24,431

Net Cash Provided by Operating Activities	1,042,492	649,908

Cash Flows from Investing Activities
Disposition of Fixed Assets	34,879	—
Acquisition of Fixed Assets	(14,609)	(7,335)

Net Cash Provided (Used) by Investing Activities	20,270	(7,335)

Cash Flows from Financing Activities
Note Payable	(26,959)	(7,751)
S Corporation Distributions	(1,014,879)	(639,333)

Net Cash Used by Financing Activities	(1,041,838)	(647,084)

Net Increase (Decrease) in Cash and Equivalents	20,924	(4,511)

Cash and Equivalents
Beginning of Year	9,855	14,366

End of Year	$30,779	$9,855

See Independent Auditor’s Report and Notes to Financial Statements.

Insurance Specialist Group, Inc.
Notes to Financial Statements
December 31, 2005 and 2004
Note 1 — Summary of Significant Accounting Policies
Nature of Business:
Insurance Specialist Group, Inc. “the Company” was incorporated under the laws of the State of Florida on January 1, 2002. It has one office in Boca Raton, FL. The Company is in the business of selling medical discount plans and life and health insurance to small business owners and self employed individuals.
Cash and Equivalents:
All cash and money market accounts are reported as Cash and Equivalents.
Fixed Assets:
Fixed assets are recorded at cost. The Company uses the straight-line method of depreciation over estimated useful lives as follows:

Automobiles	5 years
Data Processing Equipment	5 years
Office Furniture and Equipment	5 years
The cost of assets retired or otherwise disposed of and the related accumulated depreciation are eliminated from the accounts in the year of disposal. Gains or losses resulting from property disposal are credited or charged to operations currently.
Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.
Income Taxes:
For federal income tax purposes, the Company, with the shareholders’ consent, has elected to be taxed under S-corporation provisions of the Internal Revenue Code. Under these provisions, federal taxable income of the Company is reflected by the shareholder on his personal income tax return. The Company is not subject to State Income Tax.
Use of Estimates:
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Insurance Specialist Group, Inc.
Notes to Financial Statements
December 31, 2005 and 2004
Note 1 — Summary of Significant Accounting Policies (Continued)
Revenue Recognition
Revenue is recognized as follows:
Commission Revenue — Revenue earned from the sale of medical discount plans and insurance products is recorded when earned.
Advertising
The Company expenses advertising costs as incurred.
Note 2 — Fixed Assets
Fixed assets are summarized by major classifications as follows:

	2005	2004
Automobiles	$0	$61,554
Data Processing Equipment	14,000	9,037
Office Furniture and Equipment	12,445	2,798

Sub-total	26,445	73,389
Less: Accumulated Depreciation	7,259	28,114

Net Value	$19,186	$45,275

Note 3 — Retirement Plan
The Company entered into a Simplified Employee Pension Plan (Sep 002) with UBS Financial Services on July 30, 2003. Accordingly, the Company expensed $47,475 and $36,000 for the years ended December 31, 2005 and 2004 respectively.
Note 4 — Long—term Debt

	2005	2004
Note payable to financing company, $877 per month at 8.99% per annum, secured by automobile	$0	$26,959

Less: current portion	0	8,469

Long term Portion	$0	$18,490

Insurance Specialist Group, Inc.
Notes to Financial Statements
December 31, 2005 and 2004
Note 5 — Significant Concentrations
A significant portion of the Company’s revenues is concentrated with a limited number of suppliers. In 2005 the Company utilized products from twenty one providers and in 2004 from six providers. In 2005 two of the providers represented 68% of the business and in 2004 two providers represented 91% of the business.
The Company maintains deposits in a financial institution that at times exceed amounts covered by insurance provided by the U.S. Federal Deposit Insurance Corporation (FDIC),
Note 6 — Related Party Transactions
There are three entities that are affiliated through family relationships. These entities operate as subagents. The Company has profit sharing arrangements with them and payments under these arrangements are recorded as commission expense. The Company paid $697,632 and $436,347 to these related parties in 2005 and 2004 respectively. In addition, the Company shares office space and certain expenses with these entities. See note 7 “Operating Leases” for additional related party transactions.
If the Company and entities referred to above were not affiliated or the Company had independent boards of directors the results of operations and financial position of the Company could be significantly different.
Note 7 — Operating Leases
The Company leases its office space in Boca Raton, Florida from a related party. The rent expense paid to the related party for 2005 was $51,884. Up until November 16, 2005 the Company was a month-to-month tenant. On November 16, 2005 the Company entered into a three year lease providing for an annual rental $50,500.
The Company also has leases for automobiles and office equipment. Total rent expense, including the office space referred to above, amounted to $80,125 for 2005 and $24,585 for 2004. The following is a schedule by years of aggregate future minimum lease payments required under the above lease agreements:

2006	$88,502
2007	86,948
2008	55,222
Thereafter	0

Total	$230,672

Insurance Specialist Group, Inc.
Notes to Financial Statements
December 31, 2005 and 2004
Note 8 — Subsequent Events
The Company, as of March 30, 2006, has an agreement to sell all of its interest in the medical discount portion of its business to a newly formed entity. The new entity will be 62.5% owned by the 100% shareholder of Insurance Specialist Group, Inc. “ISG”. ISG will be receiving $124,000 for the sale.
Immediately after the sale, ISG will be acquired in a merger, whereas, ISG. will become a 100% subsidiary of the acquirer.

Insurance Specialist Group, Inc.
FINANCIAL STATEMENTS
March 31, 2006
TABLE OF CONTENTS

Independent Accountant’s Report	2

Financial Statements

Balance Sheet	3

Statement of Operations and Retained Earnings	4

Statement of Cash Flows	5

Notes to Financial Statements	6-9

1

Michael G. Chandross CPA, P.A.
2300 West Sample Rd., Suite 202
Pompano Beach, FL 33073
Tel: (954) 979-9900; Fax: (954) 979-9037; E-mail: mgccpa@fdn.com
To the Stockholders and Board of Directors
Insurance Specialist Group, Inc.
Deerfield Beach, Florida
Independent Accountant’s Report
I have reviewed the accompanying balance sheet of Insurance Specialist Group, Inc. as of March 31, 2006 and 2005 and the related statements of income and retained earnings and cash flows for the three month periods then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these financial statements is the representation of the management of Insurance Specialist Group, Inc.
A review consists principally of inquiries of Company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, I do not express such an opinion.
Based on my review I am not aware of any material modification that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.
Michael G. Chandross, CPA
Pompano Beach, Florida
May 31, 2006

2

Insurance Specialist Group, Inc.
Balance Sheet
March 31, 2006 and 2005

	2006	2005
Assets
Current Assets
Cash and Equivalents	$186,194	$24,547
Commissions Receivable	220,131	114,189
Prepaid and Deferred Agent Commissions	256,775	—
Other Prepaid Expense	1,533	3,511

Total Current Assets	664,633	142,247

Fixed Assets, net of accumulated depreciation	24,536	54,071

Security Deposit	4,208	—

Total Assets	$693,377	$196,318

Liabilities and Shareholder’s Equity

Current Liabilities
Accrued Agent Commissions	$140,203	$9,518
Accrued Expenses and Other Liabilities	75,981	29,315
Deferred Revenue	286,643	—
Notes Payable — current portion	—	8,659

Total Current Liabilities	502,827	47,492

Long-term Debt
Notes Payable — Net of current portion	—	16,253

Shareholder’s Equity
Common Stock, $1 par value; 7,500 shares authorized 1,000 shares issued and outstanding	1,000	1,000
Retained Earnings	189,550	131,573

Total Shareholder’s Equity	190,550	132,573

Total Liabilities and Shareholder’s Equity	$693,377	$196,318

See Independent Auditor’s Report and Notes to Financial Statements.

3

Insurance Specialist Group, Inc.
Statement of Operations and Retained Earnings
For the Three Months Ended March 31, 2006 and 2005

	2006	2005
Revenue	$786,735	$580,802

Operating Expenses
General and Administrative Expenses	490,451	314,898
Depreciation	1,673	3,224

Total	492,124	318,122

Net Income	294,611	262,680

Retained Earnings
Beginning of Period	44,191	8,515

Less: S Corporation Distributions	(149,252)	(139,622)

End of Period	$189,550	$131,573

See Independent Auditor’s Report and Notes to Financial Statements.

4

Insurance Specialist Group, Inc.
Statement of Cash Flows
For the Three Months Ended March 31, 2006 and 2005

	2006	2005
Cash Flows from Operating Activities
Net Income	$294,611	$262,680
Adjustment to reconcile net income to net cash provided by operating activities
Depreciation	1,673	3,224
(Increase) decrease in:
Commissions Receivable	(79,213)	(33,179)
Prepaid and Deferred Agent Commissions	(256,775)	—
Other Current Assets	4,689	2,096

Increase (decrease) in:
Accrued Agent Commissions	66,829	(21,824)
Accrued Profit Sharing	(38,725)	(36,000)
Accrued Expenses and Other Liabilities	31,958	(8,616)
Deferred Revenue	286,643	—

Net Cash Provided by Operating Activities	311,690	168,381

Cash Flows from Investing Activities
Disposition of Fixed Assets	(7,023)	(12,020)

Net Cash Used by Investing Activities	(7,023)	(12,020)

Cash Flows from Financing Activities
Note Payable	—	(2,047)
S Corporation Distributions	(149,252)	(139,622)

Net Cash Used by Financing Activities	(149,252)	(141,669)

Net Increase in Cash and Equivalents	155,415	14,692

Cash and Equivalents
Beginning of Period	30,779	9,855

End of Period	$186,194	$24,547

See Independent Auditor’s Report and Notes to Financial Statements.

5

Insurance Specialist Group, Inc.
Notes to Financial Statements
March 31, 2006 and 2005
Note 1 — Summary of Significant Accounting Policies
Nature of Business:
Insurance Specialist Group, Inc. “the Company” was incorporated under the laws of the State of Florida on January 1, 2002. The Company is in the business of selling medical discount plans and life and health insurance to small business owners and self employed individuals.
On April 3, 2006 the Company entered into a merger (see note 8) and moved its office from Boca Raton, FL to Deerfield Beach, FL.
Cash and Equivalents:
All cash and money market accounts are reported as Cash and Equivalents.
Fixed Assets:
Fixed assets are recorded at cost. The Company uses the straight-line method of depreciation over estimated useful lives as follows:

Automobiles	5 years
Data Processing Equipment	5 years
Office Furniture and Equipment	5 years
The cost of assets retired or otherwise disposed of and the related accumulated depreciation are eliminated from the accounts in the year of disposal. Gains or losses resulting from property disposal are credited or charged to operations currently.
Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.
Income Taxes:
For federal income tax purposes, the Company, with the shareholders’ consent, has elected to be taxed under S-corporation provisions of the Internal Revenue Code. Under these provisions, federal taxable income of the Company is reflected by the shareholder on his personal income tax return. The Company is not subject to State Income Tax. After the merger (see note 8) the Company, due to an ineligible shareholder, will no longer be eligible to be taxed as an S-corporation. A final S-corporation income tax return will be filed for the period from January 1, 2006 through April 3, 2006.

6

Insurance Specialist Group, Inc.
Notes to Financial Statements
March 31, 2006 and 2005
Note 1 — Summary of Significant Accounting Policies (Continued)
Use of Estimates:
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.
Revenue Recognition
Revenue is recognized as follows:
Commission Revenue — Revenue earned from the sale of medical discount plans and insurance products is recorded when earned.
Deferred Revenue — The Company has an arrangement with one of its suppliers whereas the commission earned for the entire 1st year of any of the supplier’s policies written by the Company is advanced to the Company upon commencement of such policies. If the policy is cancelled the Company must repay a substantial portion of the advance. The Company defers the revenue and amortizes 1/12 of the advance commission each month
Prepaid and Deferred Agent Commissions
The Company pays commissions to their sub-agents of approximately 90% of the revenue earned on the policies described in the preceding paragraph. The commissions paid or deferred to the sub-agents are amortized over the same period of time that the revenue is recognized.
Advertising
The Company expenses advertising costs as incurred.
Note 2 — Prepaid and Deferred Agent Commissions
Prepaid and deferred agent commissions comprise the following:

Prepayments	$152,858
Deferred Commissions Accrued	103,917

Total	$256,775

7

Insurance Specialist Group, Inc.
Notes to Financial Statements
March 31, 2006 and 2005
Note 3 — Fixed Assets
Fixed assets are summarized by major classifications as follows:

	2006	2005
Automobiles	$0	$61,554
Data Processing Equipment	21,023	9,038
Office Furniture and Equipment	12,445	14,817

Sub-total	33,468	85,409
Less: Accumulated Depreciation	8,932	31,338

Net Value	$24,536	$54,071

Note 4 — Retirement Plan
The Company entered into a Simplified Employee Pension Plan (Sep 002) with UBS Financial Services on July 30, 2003. Accordingly, the Company expensed $12,000 and $0 for the three month ended March 31, 2006 and 2005 respectively.
Note 5 — Long—term Debt

	2006	2004
Note payable to financing company, $877 per month at 8.99% per annum, secured by automobile	$0	$24,912

Less: current portion	0	8,659

Long term Portion	$0	$16,253

Note 6 — Significant Concentrations
A significant portion of the Company’s revenues is concentrated with a limited number of suppliers. For the three months ended March 31, 2006 and March 31, 2005 the Company utilized products from eighteen providers and twenty-two providers respectively. In 2006 three of the providers represented 85% of the business and in 2005 two providers represented 68% of the business.
The Company maintains deposits in a financial institution that at times exceed amounts covered by insurance provided by the U.S. Federal Deposit Insurance Corporation (FDIC),

8

Insurance Specialist Group, Inc.
Notes to Financial Statements
March 31, 2006 and 2005
Note 7 — Related Party Transactions
There are three entities that are affiliated through family relationships. These entities operate as subagents. The Company has profit sharing arrangements with them and payments under these arrangements are recorded as commission expense. The Company paid $140,571 and $155,435 to these related parties for the three months ended March 31, 2006 and 2005 respectively. In addition, the Company shares office space and certain expenses with these entities. See note 7 “Operating Leases” for additional related party transactions.
If the Company and entities referred to above were not affiliated or the Company had independent boards of directors the results of operations and financial position of the Company could be significantly different.
Note 8 — Operating Leases
The Company, on November 16, 2005, entered into a lease agreement for its office space in Boca Raton, Florida from a related party. The lease is for three years providing for an annual rental $50,500. The rent expense paid to the related party for the three months ended March 31, 2006 was $12,625.
The Company also has leases for automobiles and office equipment. Total rent expense, including the office space referred to above, amounted to $23,094 for the three months ended March 31, 2006 and $8,429 for the three months ended March 31, 2005. The following is a schedule by years of aggregate future minimum lease payments required under the above lease agreements:

April 1, 2006 to March 31, 2007	$75,600
April 1, 2007 to March 31, 2008	72,377
April 1, 2008 to March 31, 2009	34,896
Thereafter	0

Total	$182,873

Note 9 — Significant Transactions and Subsequent Events
On April 3, 2006 the Company sold all of its interest in the medical discount portion of its business to a newly formed entity. The new entity is 62.5% owned by the 100% shareholder of Insurance Specialist Group, Inc. “ISG”. ISG received $124,000 for the sale.
On April 3, 2006, after the sale of the discount medical business, the Company entered into a merger agreement with a newly formed subsidiary of an acquiring company.

9